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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 16, 1997
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                           Hanover Direct, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                   1-12082
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                          (Commission  File Number)

         Delaware                                               13-0853260
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(State or Other Jurisdiction                                   (IRS Employer
      of Incorporation)                                      Identification No.)


1500 Harbor Boulevard
Weehawken, New Jersey                                              07087
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(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code:  (201) 863-7300
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.  Change in Fiscal Year.

         On December 16, 1997, Hanover Direct, Inc., a Delaware corporation (the "Company"), determined to change its fiscal year from a 52-53 week year ending on the Saturday closest to December 31 of each year to a 52-53 week year ending on the last Saturday of December of each year. As a result, the Company's 1997 fiscal year will end on December 27, 1997 rather than on January 3, 1998. The Company's Annual Report on Form 10-K for the 1997 fiscal year will reflect this change.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HANOVER DIRECT, INC.
                                            ---------------------------------
                                                   (Registrant)

Dated:  December 18, 1997                   By:   /s/ LARRY J. SVOBODA
                                                  ---------------------------
                                            Name:   Larry J. Svoboda
                                            Title:  Senior Vice President
                                                    & Chief Financial Officer





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